August 22, 2007 Earnings Webcast & Conference Call Fiscal Year June 30, 2007 Broadridge Financial Solutions, Inc. Exhibit 99.2

Forward Looking Statements
This presentation and other written or oral statements made from time to time by representatives of
Broadridge may contain “forward-looking statements” within the meaning of the Private
Securities Litigation Reform Act of 1995.  Statements that are not historical in nature, such as our fiscal 2008 directional view, and which may be identified by the use of words like “expects,”
“assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be” and other words of similar meaning, are forward-looking statements.  These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. Factors that could cause actual results to differ materially from those contemplated by the forward-looking statements include: the ability of
Broadridge to develop brand recognition and its reputation with its clients and employees following its separation from Automatic Data Processing, Inc. (ADP) in March 2007;
Broadridge’s success in obtaining, retaining and selling additional services to clients; the pricing of Broadridge’s products and services; the incurrence of additional costs attributable to
Broadridge’s operations as a stand-alone public company; Broadridge’s ability to continue to obtain data center services from its former parent company, ADP, as well as to obtain transitional services from ADP for up to one year from the date of Broadridge’s spin-off from ADP; changes in laws affecting the investor communications services provided by Broadridge; changes in laws regulating registered clearing agencies and broker-dealers; Broadridge’s debt levels and financing costs, including the impact of its credit ratings on such costs; financial market activity; changes in technology; availability of skilled technical employees; the impact of new acquisitions and divestitures; competitive conditions; and overall market and economic conditions.  Broadridge disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Today’s Agenda
Opening Remarks Rich Daly, CEO
Revenue Contribution Drivers Rich Daly, CEO
4
th
Quarter and Fiscal Year 2007 Results Dan Sheldon, CFO
Fiscal 2008 Guidance Update Rich Daly, CEO
Summary Rich Daly, CEO
Q&A Rich Daly, CEO
Dan Sheldon, CFO
Marvin Sims, VP Investor Relations
Closing Remarks Rich Daly, CEO

Broadridge – Revenue Composition & Drivers
FY'07 Revenue
$2,138M
Recurring Revenue Event-driven Revenue
Recurring
Revenue
Investor Communication Solutions
80%
Investor Communication Solutions
Proxy: Proxy:
- Equity Proxy Positions - Mutual Fund Proxy
- Contests, Acquisitions, Mergers
Interims: Interims:
- Mutual Fund semi-annuals - Special Newsletters
and prospectuses - Positions - Regulatory Change
- Marketing Campaigns
Transaction Reporting & Fulfillment Fulfillment - Presale Marketing Campaigns
- Statement & Confirm - Images
- Fulfillment - Postsale Pieces
Securities Processing Solutions
Other Communications
- Equity Trades Per Day (TPD) - Reorganizations
- Fixed Income Trades Per Day (TPD) - Corporate Action Activity
- Other requests for information
Clearing
Event-driven
- Margin Balances
Revenue
- Clearing Trades Per Day (TPD)
Outsourcing Solutions
20
%
- Clients
- Accounts
Note:
Metrics for drivers will be available on the Broadridge Investor Relations home page at http://www.broadridge-ir.com post earnings call.

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Broadridge™

Broadridge - 4Q07 Results
Revenue 8% to $774M
Internal growth of 8% the primary driver with additional 2% from sales offset by the previously disclosed losses.
Diluted EPS from Continuing Operations:
$0.82 or 14%, excluding one-time transition expenses and interest on new debt
$0.71 or 1%, including one-time transition expenses and interest on new debt
Pretax Earnings from Continuing Operations:
Before one-time transition expenses and interest on new debt 8% to
$183M, and Pretax Margins of 23.6% or 10 bps
Including one-time transition expenses of $14M and interest of $10M on new debt 6% to $159M, and Pretax Margins of 20.5%, 300 bps
Tax rate to 37.8% from 40.4%
Debt pay down of $70M
Sales for the quarter $44M (fee only), 70% recurring and 30%
Event-driven

Segment Results – 4Q07
Investor Communications
Revenues 8% to $616M primarily from internal growth of 9% offset by net losses in new business of 2%
• Stock Record Growth – Equity Proxy 4% and Mutual Fund Interims 11%
contributed 2% of growth
• Event-driven revenues related to Mutual Fund Proxies and Equity Contests were primary drivers of additional 7% of growth
Margins 24.9% 40 bps
Securities Processing
Revenues 4% to $128M, split between net new business & internal growth
• Equity Trades Per Day (TPD) - 26.7% to 2.5M trades per day contributed approximately 1% of growth
Margins 26.0% 70 bps
Clearing & Outsourcing
Revenues 14% to $26M, from net new business
• Average Margin Debit Balances 16% to $740M
Operating losses at ($1M) an improvement of $1M over prior year
Incremental Investments in new products

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Broadridge™

Broadridge  – Fiscal Year 2007 Results
Revenues 11% to $2.14B
Fiscal 2007 revenue growth building blocks
:
•
Internal Growth contributed 9% (6% Event-driven revenue)
•
Sales contributed 3%
•
Losses reduced growth by 2%
•
Acquisition contributed 1%
Diluted EPS from Continuing Operations excluding one-time transition expenses and interest on new debt 18% to $1.53
9% to $1.42 including one-time transition expenses and interest on new debt
Pretax Earnings from Continuing Operations before one-time transition expenses and interest on new debt 14% to $345M, and Pretax Margin 16.2%, 50 basis points
Including one-time transition expenses and interest on new debt 6% to $321M, and
Pretax Margin of 15.0%, 70 bps
Net Earnings from Continuing Operations excluding one-time transition expenses and interest on new debt 18% to $212M
9% or $197M, including one-time transition expenses and interest on new debt
Tax rate to 38.6% from 40.4%
Sales for the year $123M (fee only), 52% recurring and 48% Event-driven

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Broadridge™

Segment Results – Fiscal Year 2007
Investor Communications
Revenues 11% to $1.5B, with 8% from Event-driven revenue
Margins of 14.6% flat to last year due to incremental investments and loss of large Transaction Processing client
Stock Record Growth – Equity Proxy flat and Mutual Fund Interims 9%
Event-driven revenues up 33% contributing almost $120M
Securities Processing
Revenues 6% to $491M, split between net new business & internal growth
Margin expansion to 27.6%, 150 bps
Equity Trades Per Day (TPD) - 26.7% to 2.2M TPD contributing $11M of internal growth revenue, and net new business almost flat
Fixed Income TPD - 40% to 197K TPD net new business contributing
$10M and internal growth contributing $2M of revenue
Clearing & Outsourcing
Revenues 16% to $94M, mainly from net new business
Operating losses improved 50% from ($14M) to ($7M)
Average Margin Debit Balances 11% to $688M contributing 2% to growth
Added 21 new clients with no new client losses in fiscal year

Broadridge – Fiscal Year 2008 Financial Guidance
Our FY’08 Guidance of 0% - 3% Revenue growth and (5%)–(10%)
EBIT before one-time transition expenses has not changed
FY’08 Revenue flat-to-low single digit growth vs. last few years at >
10%:
Sales of $110M - $135M (fee only) approximately 50% contribution to revenue growth, and recurring internal growth contributing to revenue growth as well
Loss of 2 large clients: with no other assumed known large losses
Event-driven revenues are flat
FY’08 EBIT before one-times (5%) – (10%) vs. margin improvements last 4 years:
Incremental  investments in business for new products
Loss of 2 large high margin clients
Guidance assumes general market conditions remain solid but not overly bullish or bearish

Broadridge - Fiscal Year 2008 Financial Guidance
Revenue growth of 0% - 3% inclusive of impact related to Notice &
Access
Diluted Earnings Per Share
Before one-time transition expenses of $1.17 - $1.25
After one-time transition expenses of $1.14 - $1.20
Earnings before interest and taxes excluding one-time transition expenses margins of 14.6% - 15.0%
Interest expense of $34M - $38M
Effective Tax Rate of approximately 40%
One-time transition expenses between $8M-$16M (after tax $5M -
$10M)
Strong cash flows with intent to pay down debt, pay dividends and no contemplated share buybacks in first year
Weighted Average Diluted Shares of 141 million

Segments – Fiscal Year 2008 Financial Guidance
Investor Communications
:
Revenues 1% to 5%
Margins 14.6% to 14.9%
Securities Processing
:
Revenues (3%) to (2%)
Margins 21.3% to 22.3%
Clearing & Outsourcing:
Revenues 11% to 13%
Operating profits near breakeven or slightly above with $7M improvement over prior year

Summary
Solid fourth quarter results capped off a successful fiscal year
No surprises in fourth quarter that impact our step-off into Fiscal
Year 2008
Notice & Access pricing models established
Our guidance for FY’08 has not changed and assumes a stable
market
Sales:  given pipeline and activity levels, the achievement of goals is reasonable
Investing appropriately in our business
Retention:  no other assumed known large losses
Organization:  Engaged and highly motivated to move business forward

12 Q&A There are no slides during this portion of the presentation

13 Appendix Appendix

GAAP to Non-GAAP Earnings Reconciliation
Broadridge Financial Solutions, Inc.
Reconciliation of GAAP to Non-GAAP Measures
Earnings, Margins and Per Share Reconcilation
(In millions except per share and margin data)
(unaudited)
Three months ended June 30, 2007 Three months ended June 30, 2006
Earnings
from
continuing
operations
before taxes
Pretax
margins
Net
earnings
from
continuing
operations
Net
earnings
per diluted
share from
continuing
operations
Earnings
from
continuing
operations
before taxes
Pretax
margins
Net
earnings
from
continuing
operations
Net
earnings
per diluted
share from
continuing
operations
GAAP basis measures 158.5 $      20.5% 98.7 $       0.71 $        168.8 $      23.5% 100.6 $     0.72 $
Non-GAAP adjustments:
One-time transition expenses 14.0 1.8% 8.7 0.06 - - - -
Interest on new debt 10.4 1.3% 6.6 0.05 - - - -
Total Non-GAAP adjustments 24.4 3.1% 15.3 0.11 - - - -
Non-GAAP measures 182.9 $      23.6% 114.0 $     0.82 $        168.8 $      23.5% 100.6 $     0.72 $
Twelve months ended June 30, 2007 Twelve months ended June 30, 2006
Earnings
from
continuing
operations
before taxes
Pretax
margins
Net
earnings
from
continuing
operations
Net
earnings
per diluted
share from
continuing
operations
Earnings
from
continuing
operations
before taxes
Pretax
margins
Net
earnings
from
continuing
operations
Net
earnings
per diluted
share from
continuing
operations
GAAP basis measures 320.8 $      15.0% 197.1 $     1.42 $        302.7 $      15.7% 180.5 $     1.30 $
Non-GAAP adjustments:
One-time transition expenses 14.0 0.7% 8.6 0.06 - - - -
Interest on new debt 10.6 0.5% 6.5 0.05 - - - -
Total Non-GAAP adjustments 24.6 1.2% 15.1 0.11 - - - -
Non-GAAP measures 345.4 $      16.2% 212.2 $     1.53 $        302.7 $      15.7% 180.5 $     1.30 $

Intersegment Transfer Pricing Reconciliation
FY '07 FY '06 FY '07 FY '06
Investor Communication Solutions
Net revenue as reported 615.9 571.1 1,545.4 1,391.2
Transfer pricing adjustment - (1.1) (2.0) (4.5)
Net revenue as Adjusted - Non-GAAP 615.9 570.0 1,543.4 1,386.7
EBIT as reported 153.4 139.8 226.7 204.9
Transfer pricing adjustment - (0.4) (0.7) (1.9)
EBIT as Adjusted - Non-GAAP 153.4 139.4 226.0 203.0
Margin % as reported 24.9% 24.5% 14.7% 14.7%
Margin % as adjusted - Non-GAAP 24.9% 24.5% 14.6% 14.6%
Securities Processing Solutions
Net revenue as reported 127.5 126.3 497.1 476.2
Transfer pricing adjustment - (3.2) (6.0) (12.4)
Net revenue as Adjusted - Non-GAAP 127.5 123.1 491.1 463.8
EBIT as reported 33.1 33.4 139.7 129.7
Transfer pricing adjustment - (2.3) (4.3) (8.8)
EBIT as Adjusted - Non GAAP 33.1 31.1 135.4 120.9
Margin % as reported 26.0% 26.4% 28.1% 27.2%
Margin % as adjusted - Non-GAAP 26.0% 25.3% 27.6% 26.1%
Clearing and Outsourcing Solutions
Net revenue as reported 25.6 22.5 93.8 80.6
Transfer pricing adjustment - - - -
Net revenue as Adjusted - Non-GAAP 25.6 22.5 93.8 80.6
EBIT as reported (0.6) (4.2) (11.9) (25.0)
Transfer pricing adjustment - 2.7 5.0 10.7
EBIT as Adjusted - Non-GAAP (0.6) (1.5) (6.9) (14.3)
Margin % as reported -2.3% -18.7% -12.7% -31.0%
Margin % as adjusted - Non-GAAP -2.3% -6.7% -7.4% -17.7%
June 30
Broadridge Financial Solutions, Inc.
Intersegment Transfer Price Reconciliation
($ In millions except margin data)
(Unaudited)
June 30
Three months ended Twelve months ended

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